Exhibit 10.13

Contract registration (filing) number:                 (S)

Shenzhen rental housing

Contract

Shenzhen Housing Rental Management Office

A rental contract

Lessor (Party A): Shenzhen Yalehui Investment Development Co., Ltd. Address: 26th Floor, Culture and Sports Building, Futian Sports Park, 3030 Fuqiang Road, Shenzhen ZIP Code:518000 Contact:0755-23946209 Business License or ID Number：91440300550304092M_________________

Lessee (Party B): Shenzhen Yeller Audio & Video Technology Co., Ltd. Address: Room 4, 26th Floor, Culture and Sports Building, Futian Sports Park, 3030 Fuqiang Road, Shenzhen ZIP Code:518000 Contact:0755-82801865 Business license or ID number:91440300MA5EHBRE8W_____________________

In accordance with the provisions of the Contract Law of the People’s Republic of China, the Law of the People’s Republic of China on urban housing management, the Regulations on Housing Rentals of the Shenzhen Special Economic Zone and its implementing rules, this contract was concluded by consensus between the two parties A and B.

Article 1 Party A will be located in Fuqiang Road, Fuqiang District, Shenzhen, 3030 Futian Sports Park Culture and Sports Building 26 floors, housing (room) numbered housing ____________________________________(hereinafter referred to as rental housing) rented to Party B for use. Rental Housing construction area of a total of 500 square meters, the total number of building floors 26.

Article 2 The unit rent of a rental house shall be RMB per square meter per month according to the area of the house 116 RMB，calculates that the total monthly rent is 58000.00 RMB.

Article 3 Party B shall pay the down payment of the down payment of 58000.00 RMB by April First 2021.

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Article 4 Party B shall be in :

[X] before 10th per month;

[  ] Before _____of the th month of each quarter;

[  ] ___month th before every six months;

[  ] before the first __month of each year;

Rent shall be paid to Party A, and when Party A collects rent, a tax invoice shall be issued to Party B.

(Both parties should choose one of the four ways mentioned above and call “x” in the selected space.)

Article 5 The term of renting a rental house from Party B is from April First, 2021 to March 31th, 2024

The term agreed in the preceding paragraph shall not exceed the approved land use years, and the excess shall not be valid.

Article 6 Use of rental housing: Office

Party B may not use the rental house for any other purpose without the written consent of Party A

Article 7 Party A shall deliver the rented debt housing to Party B by April First, 2021 and go through the relevant handover procedures.

If Party A delivers the leased house later than the preceding paragraph, Party B may request the extension of the validity period of this contract, and both parties shall sign and confirm in writing and report to the contract registration authority for the record.

Article 8 When paying for a rental house, the two parties shall confirm the current condition of the leased house and its ancillary facilities, the subsidiary property and other relevant circumstances, and add the following pages.

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Article 9 When Party A delivers the leased house, it may charge Party B a lease deposit of / months (not more than three months) rent, that is, RMB / yuan.

Party A collects the lease deposit and shall issue a receipt to Party B

Conditions for Party A to return the deposit to Party B:

1.	_________________/

2.	_________________/

3.	_________________/

[  ] meets only one of the conditions.

[  ] all satisfied. ,

(Both parties should choose one of the above two ways and hit”X”in the selected [  ] )

the way and time to return the lease deposit: __________________ /

In one of the following cases, Party A may not return the deposit:

1.	_________________/

2.	_________________/

3.	_________________/

Article 10 During the lease period, Party A shall be responsible for paying the use fee of the land used in the rental house and the taxes, the management fee of the lease, the fee, and Party B shall be responsible for paying the utility, sanitation, housing (building) management fee、 / fee and other expenses incurred as a result of the use of rental housing.

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Article 11 Party A shall ensure that the leased house delivered and its ancillary facilities achieve the purpose of leasing and that its safety conforms to the provisions of the relevant laws, regulations.

Article 12 Party B shall make reasonable use of the leased house and its ancillary facilities, and shall not use the leased house to engage in illegal acts; Party A shall not interfere with or obstruct the normal and reasonable use of the leased house by Party B.

Article 13 In the course of In the process of using the leased house, Party B shall notify Party A in time and take possible effective measures to prevent defects if the leased house or its auxiliary facilities are damaged or malfunctions that hinder the safe and normal use, if it is not due to Party B’s fault. Further expansion; Party A shall perform maintenance within 10 working days after receiving Party B’s notice or directly entrust Party B to perform maintenance on its behalf; if Party B is unable to notify Party A or Party A does not perform the maintenance obligations within the above agreed time after receiving the notice, Party B can do it on behalf of service.

In the event of a special emergency that must be repaired immediately, Party B shall first carry out the repair and promptly notify Party A of the relevant situation.

The maintenance expenses incurred under the circumstances stipulated in the above two paragraphs (including the reasonable expenses incurred by Party B on its behalf for maintenance and due to the expansion of prevention defects) shall be borne by Party A. If Party B fails to fulfill its obligations under the above two paragraphs, fails to notify or take possible effective measures in a timely manner, resulting in the expansion of losses, the (enlarged) part of the maintenance costs shall be borne by Party B itself.

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Article 14 If Party B uses improperly or unreasonably, and causes the leased house or its auxiliary facilities to appear or occur obstructing safety, damage or failure, Party B shall be responsible for repairs or compensation and notify Party A.

Article 15

[  ] During the lease period, Party B may sublet all or part of the leased house to others and go to the housing rental authority for registration (filing) procedures. However, the subletting period shall not exceed the lease term stipulated in this contract.

[  ] During the lease period, with the written consent of Party A, Party B may, with the written certificate of the consent subletting, go to the housing lease authority for registration (filing) procedures. However, the subletting period shall not exceed the lease term stipulated in this contract.

[X] During the lease period, Party B shall not sublet all or part of the leased house to another person.

(Both parties shall jointly select one of the above three paragraphs and call “X”in [  ] ).

Article 16 If Party A needs to transfer part or all of the property rights of the leased house within the validity period of this contract, it shall notify Party B in writing one month before the transfer. Party B shall reply to Party A within 10 working days after receiving written communication from Party A, And Party B shall have the right to purchase in the same conditions.

If the rental house is transferred to another person, Party A shall be responsible for informing the transferee at the time of signing the transfer contract to continue to perform this contract.

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Article 17 During the validity period of this contract, any of the following circumstances may be allowed to be terminated or changed:

(i) The occurrence of force majeure makes this contract unenviable;

(ii) The Government requisitions, acquires, recovers or demolishes rental housing;

(iii) The two sides agree on A and B.

Article 18 When one of the following situations occurs, Party A can compensate for the losses caused thereby

[ ]	1.	require Party B to restore the house to its original condition;
[ ]	2.	to party B to seek damages;
[ ]	3.	non-refundable lease deposit;
[ ]	4.	require Party B to pay the default payment RMB _/_

(The above four methods are chosen by negotiation between the two parties, but items 3and 4 cannot be selected at the same time; Within the corresponding selection [  ] click “X”)；

(a) Party B owes rent for more than 30 days or ( )months above;

(b) Party B defaults on expenses that may result in Party A’s loss amounting to RMB58000.00;

(3) Party B uses the leased house to engage in illegal activities to the detriment of the public interest or the interests of others;

(4) Party B changes the structure or use of the leased house without authorization;

(5) Party B, in violation of the provisions of Article 14 of this contract, shall not be liable for maintenance or pay the maintenance costs, resulting in serious damage to the house or equipment;

(6) Without the consent of Party A and the approval of the relevant departments, Party B shall repair the leased house without authorization;

(7) Party B sublets the leased house to a third party without authorization.

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In addition to pursuing Party B’s liability for damages or liability for breach of contract, Party A may also propose to Party B to change the terms of the contract or terminate the contract in accordance with the above circumstances, and once the notice of termination of the contract is legally served, Party A shall have the right to apply for the unilateral termination of the registration of the contract (record).

Article 19 In the event of one of the following circumstances, party B may cause damage as a result,

[ ]	1.	to party A to request damages;

[ ]	2.	request Party A double refund lease security deposit;

[ ]	3.	Party A to pay the default payment RMB ___.

(The above three methods are selected by the two parties in consultation, but 2 and 3 items cannot be selected at the same time Within the corresponding selection [ ]click “X”);

(i) Party A delays the delivery of the rental housing 30 days ( )months or more;

(2) Party A violates the provisions of Article 11 of this Contract, and the safety of the leased house does not conform to the relevant laws, regulations or regulations;

(3) Party A shall not be liable for maintenance or pay the cost of maintenance in violation of the provisions of Article 13 of this Contract;

(4) Without the consent of Party B or the approval of the relevant departments, Party A will lease the house for alteration, expansion or decoration.

In addition to pursuing Party A’s liability for damages or breach of contract, Party B may also propose to Party A a change of contract terms or termination of the contract in accordance with the above circumstances, and once the notice of termination of the contract is legally served, Party B shall have the right to apply for the unilateral termination of the registration of the contract (record).

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Article 20 After the termination of this contract, Party B shall, within 10 days, move out and return the rented house and ensure the good condition of the leased house and ancillary facilities (except for normal losses), and at the same time settle the expenses that should be borne by Party B and go through the relevant transfer formalities.

If Party B fails to move out or return the leased house within the time limit, Party A shall have the right to recover the leased house in accordance with the law or the contract agreement, and shall collect compensation equivalent to double the rent from Party B for the overdue portion.

Article 21 If Party B is required to continue to rent the leased house after the expiration of the lease period stipulated in this contract, it shall submit a request for renewal to Party A in month before the expiration of the lease period; Under the same conditions, Party B has a priority lease right to lease the leased house.

If the two parties agree on the renewal of the lease, the contract shall be re-concluded and re-registered (for the record) with the contract registration authority.

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Article 22 Both parties shall sign the “Shenzhen Housing Rental Safety Management Responsibility agreement”. The rental housing provided by Party A shall meet the standards and conditions for safe use, and there shall be no safety hazards. Rent-rental buildings, fire-fighting equipment, gas facilities, electric power facilities, entrances and passageways shall comply with the municipal government’s regulations or standards for safe production, fire protection, public security, environmental protection, health and other management. Party B shall use rental housing in strict accordance with the safety, prevention, public security, environmental protection, health and other administrative regulations or standards prescribed by the government departments, and shall be obliged to protect it there is no safety hazard in the use of rental housing. The terms of this contract, A and B both parties must consciously perform, if one party defaults, in accordance with the contract agreement to assume the corresponding responsibility for breach of contract.

Article 23 Both parties A and B may agree separately in the attached page on the outstanding matters of this contract; The contents of the attached pages are part of this contract and are signed by both parties and have the same effect as this contract.

If the two parties agree on the contents of this contract during the lease period, both parties shall register (record) with the housing rental authority within 10 days after the establishment of the change agreement.

Article 24 Disputes between the parties A and B arising from this contract shall be resolved through consultation; if no settlement is possible through consultation, they may be referred to the registration authority of this contract for mediation; if mediation fails, they may refer to

[  ] The Shenzhen Arbitration Commission applies for arbitration;

[  ] he Shenzhen branch of the China International Economic and Trade Arbitration Commission applies for arbitration;

[X] The people’s court filed a lawsuit.

(The above dispute resolution method shall be chosen by the parties in consultation and shall be marked in the corresponding [  ])

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Article 25 The two parties agree that the following mailing address shall be the address of delivery of the communication or documents between the two parties:

Party A delivery address:___ /__________________________

Party B delivery address: ___ /___________________________

If the above address is not agreed upon, the mailing address of the contract signed by the parties shall be used as the delivery address The delivery address remains in effect without notice of a written change. A notice or document given by one party to the other party is deemed to be delivered by mail at the address of delivery. If the document is returned by the postal service at the above address, the date of return shall be deemed to be the date of delivery.

Article 26 This contract shall take effect from the time of signing.

A and B parties shall, within ten days from the date of signing this contract, register or file with the competent authorities.

Article 27 This contract shall be based on the text of the Chinese.

Article 28 This contract is 2 copies in one form, Party A shall hold 1 copy and Party B shall hold 1 copy.

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Party A(signature):

Legal Representative:

Contact:

Bank account number:

Delegate (signature):	___________Year	___________Month	__________Day

Party B(signature):

Legal Representative 4

Contact:

Bank account number:

Delegate (signature):	___________Year	___________Month	___________Day

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Special tips

1. Before signing the contract, the parties shall carefully read the contract and, after consultation, may add, delete, select, supplement, fill in and modify the contents of the contract. After the signing of the contract, the contents that have not been modified and the contents filled in by the parties (signed or sealed by the parties) shall be deemed to be the contents of this contract. The selection, addition, filling and modification of this contract shall be given priority in the validity of handwritten items.

2. Before entering into a contract, the lessee shall present to the lessee a certificate of housing rights or other valid documents certifying its ownership of the right to a house, as well as proof of the lessor’s identity or legal qualifications. If the house is entrusted to others, a power of attorney shall also be provided; if the shared house is rented, all co-owners shall be required to agree to the rental certificate and power of attorney; and the lessee shall present the lessee with proof of identity or legal qualification.

3. The parties hall sign or perform the contract in accordance with the law, and shall not violate the relevant procedural provisions of the law or violate the law.

4. Once this contract is signed, it is legally binding on both parties. The parties shall perform their obligations in accordance with the agreement of the parties and shall not change or terminate the contract without authorization or agreement.

5, the contract by the parties to fill in the content, should use carbon ink or blue and black ink, with a brush, pen, signature pen to fill in and sign or seal confirmation.

6, the text of this contract part of the provisions of the blank space (marked by the following dash), for the parties to agree;

9. After signing this contract, the parties shall promptly and jointly go to the competent department of housing lease management for registration or filing.

8. The parties to the lease may decide on the number of copies of the original contract according to actual needs and carefully check the contents of each contract at the time of signing the contract to ensure that the contents of each contract are consistent with each other;

9. If there is a material change in the contents of this contract, the termination and the loss of the contract text, the parties shall promptly go to the original registration authority to go through the relevant formalities.

10,the parties may be on the lease expiration, after the termination of the contract how to dispose of the rental housing lien items into the negotiation, agreed in the attached page.

11, This contract Article 6 “Rental Housing Use” should fill in one of the following five categories: commercial, office, plant, warehouse, comprehensive.

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